Exhibit 32(b)


            CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                          (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Dataram Corporation, a New Jersey corporation (the "Company"), on Form 10-K for the year ended April 30, 2011, as filed with the Securities and Exchange Commission (the "Report"), Mark E. Maddocks, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



July 28, 2011            /s/ Mark E. Maddocks
                         _____________________________________
                         Mark E. Maddocks
                         Vice President, Finance and Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Dataram Corporation and will be retained by Dataram Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]